EXHIBIT 32.2

CERTIFICATION OF PERIODIC FINANCIAL REPORT BY CHIEF FINANCIAL
OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-Q for the quarterly period ended September 30, 2014, of First Financial Bancorp. (the “Company”), as filed with the Securities and Exchange Commission on November 6, 2014 (the “Report”), I, Anthony M. Stollings, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Anthony M. Stollings
Anthony M. Stollings Executive Vice President, Chief Financial Officer and Chief Administrative Officer

November 6, 2014